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                                                                   EXHIBIT 10.21
                                               ---------------------------------
                                                Confidential Treatment Requested
                                               under 17 C.F.R.(S)(S)200.80(b)(4)
                                                              200.83 and 230.406
                                               ---------------------------------


                           MASTER SERVICES AGREEMENT

     THIS MASTER SERVICES AGREEMENT (the "Agreement") is entered into as of 04 August 1999 (the "Effective Date") by and between Ericsson Telecom, S.A. de C.V., a Mexican corporation ("Client") and WFI de Mexico, S. de R.I. de C.V., a Mexican entity and its U.S. parent company Wireless Facilities, Inc. (collectively, "WFI"). (Client and WFI are each hereinafter referred to individually as a "Party" or collectively as "Parties").

                                   RECITALS

     A. WFI and Client's predecessor in interest QUALCOMM Wireless Services Mexico, S.A. de C.V. ("QUALCOMM") entered in a Preferred Services Provider Agreement dated September 23, 1998, as amended (the "Original Agreement").

     B. Client is presently constructing and preparing to deploy a CDMA Personal Communications Services network throughout Mexico, which project (the "Pegaso Project") was initiated by QUALCOMM for Pegaso PCS, S.A. de C.V. ("Pegaso"), and assumed by Client. WFI was assigned work for the Pegaso Project under the Original Agreement, which work is proceeding as of the Effective Date.

     C. Client and WFI wish to continue and extend WFI's engagement to perform various RF Engineering, Operations and Maintenance and other services for the Pegaso Project and for future projects, and to replace the Original Agreement with a new agreement setting forth revised terms and conditions of such engagement.

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

ARTICLE I.  ASSIGNMENT OF SERVICES AND TERM OF AGREEMENT

     1.01.  Description of Services.  In accordance with the terms and
            -----------------------
conditions of this Agreement, WFI hereby agrees to provide Client with services in one or more of the following functional categories as necessary to support Client's planned telecommunications development activities (the "Services"):

            (a)  RF Engineering Services;

            (b)  Fixed Network Engineering Services;

            (c)  Construction Management Services;

            (d)  Operations and Maintenance Services ("O&M"); and

            (e)  Other Services as Client may request.

     Descriptions of each category of Services to be performed by WFI for Client shall be listed a fully executed Work Order (such list referred to as the "Scope of Services"), and billed on a fixed fee or hourly basis, as agreed by the Parties from time to time (each separately referred to as a "Work Order"). Each fully executed Work Order shall be attached hereto and made a part of this Agreement.

     1.02.  Work Orders and Notice to Proceed.
            ---------------------------------

            (a) Client may assign additional work to WFI by issuing to WFI from time to time a signed Work Order, in substantially the form attached as Exhibit
                                                                        -------
II. WFI shall begin to render Services to Client under a Work Order after WFI
--
has indicated its acceptance of the work by countersigning and returning the

                                 Page 1 of 16
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Work Order to Client. Each Work Order shall incorporate by reference all of the terms and conditions set forth in this Agreement, however, in the case of conflict between the terms of a Work Order and this Agreement, the terms of the Work Order shall control, but only for the duration of the Services performed under that particular Work Order.

            (b) In addition to the provisions of Section 1.02(a) the following procedure shall apply to categories of Services that are performed by WFI, accepted by Client and billed to Client on a Per-Site basis ("Per-Site Services"). Client shall deliver to WFI a written notice indicating Client's request for WFI to proceed to perform the identified Per-Site Services on an identified Site or Sites, and WFI shall not be authorized by Client to proceed with Per-Site Services on any such Site until WFI has received such notice.

     1.03.  Term of Agreement.  The initial term of this Agreement shall be one
            -----------------
(1) year from the Effective Date (the "Initial Term"). At the expiration of the Initial Term, this Agreement shall renew for [***] ("Renewal Term"), unless the duration of a Work Order exceeds such term, in which case the Agreement shall remain in effect throughout the duration of such Work Order. A Party may indicate its intention to renegotiate the terms of this Agreement, but only upon written notice thirty (30) days prior to the expiration of the Initial Term or a Renewal Term. This agreement shall renew annually.

ARTICLE II.   COMPENSATION AND PAYMENT

     2.01.  Compensation. Client shall pay WFI for all Services assigned by and
            ------------
rendered to Client pursuant to this Agreement and to any and all Work Orders issued hereunder based upon a Pricing Schedule to be set forth in or attached to each Work Order ("Service Fees") and including agreed-upon out-of-pocket expenses incurred by WFI in its performance of Services. The Service Fees may be adjusted based upon the Change Order procedure set forth in Section 3.02. All work performed by WFI at Client's request in addition to the Services specifically set forth in any particular executed Work Order ("Out-of-Scope Services") shall be compensated in accordance with the Hourly Rates as agreed upon by the Parties and set forth in Exhibit I. WFI shall have the right to
                                     ---------
review and adjust such Hourly Rates annually. To that end, at least sixty (60) days prior to the anniversary of the Effective Date. WFI shall propose, in writing, to Client any requested adjustments to the Hourly Rates, and the Parties shall negotiate in good faith to agree upon adjusted Hourly Rates. Adjusted Hourly Rates shall apply to all Services performed after the anniversary date.

     2.02.  Taxes.  All taxes and similar assessments, levies and
            -----
government-imposed obligations with respect to WFI's income derived from its performance of Services hereunder shall be the obligation of and be paid by WFI. Client shall pay all other applicable taxes, including IVA (Value Added Tax), which shall be added to each invoice as required by Mexican law.

     2.03   Invoices and Payments.
            ---------------------

            (a) Invoicing terms for reimbursable expenses are set forth in
Exhibit I of this Agreement. All invoices shall be in U.S. Dollars, with
---------
conversion-into Mexican pesos at the Mexican Ministry of Finance's (Secretaria de Hacienda y Credito Publico) published daily rate at the time of invoicing, and payments shall be made in Mexican pesos in the amount invoiced. Unless a Work Order specifies otherwise, WFI may invoice Client monthly for (i) all Service Fees (including those for Out-of-Scope Services), whether billed on a fixed fee basis or in accordance with WFI's Hourly Rates, and (ii) any reimbursable expenses incurred i n the previous period, all as set forth in
Exhibit I.
---------

            (b) All invoices are due and payable by Client within [***] days of the date of receipt by Client. Client shall review the invoices and notify WFI in writing within thirty (30) days of receipt of the invoice of any question, objection or dispute Client may have in connection with the invoice. If any items are disputed, only the disputed items may be withheld from payment, but only until such dispute between the Parties is resolved as set forth in Article X below, and Client shall pay the remaining undisputed portion of the invoice in accordance with the terms of this Agreement. Client shall be deemed to have fully approved the invoice and waived all such objections or disputes to the Service Fees and expenses invoiced if Client has not raised any question, objection or dispute within thirty (30) days after receipt of an invoice.

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Client shall pay interest on outstanding invoiced charges at the rate of [***]
percent [***] and of the overdue amount due per month.

     2.04. [***] Throughout the Initial Term and any renewal terms in which this Agreement is in effect, WFI shall [***] which shall [***].

ARTICLE III.  CHANGE ORDERS AND OUT-OF-SCOPE SERVICES

     3.01.  Changes.  Client shall have the right, during the term of this
            -------
Agreement and during WFI's performance of any Services assigned hereunder, to make modifications, alterations or changes within the general scope of Services, including changes resulting from Client's re-design or change to specifications provided to WFI (collectively, "Changes"). Client shall request Changes in accordance with the procedures set forth in this Article III.

     3.02.  Change Order Procedure.  Client shall advise WFI's Authorized
            ----------------------
Representative (as hereinafter defined) in writing, in the event that Client contemplates making any Changes. WFI shall use its best efforts to submit to Client, within [***] but in no event later than [***] following Client's request for Changes: (i) a written estimate of the projected change in the cost to Client of the performance of the Services, (ii) the effect such Changes are expected to have on the Project Schedule, and (iii) the potential effects of the Changes on WFI's ability to comply with any of its obligations hereunder. If Client and WFI cannot agree upon a fixed price for such Changes, then WFI, if directed by Client to proceed with the Changes, shall be compensated on a time and materials basis in accordance with the Hourly Rates set forth in Exhibit I.
                                                                     ---------
WFI shall proceed to perform such Changes only upon issuance by Client of an executed Change Order/Out-of-Scope Authorization in substantially the form attached as Exhibit III.
            -----------

     3.03.  Out-of-Scope Services.  In the event that Client requests WFI to
            ---------------------
perform services not delineated in the Scope of Services, then Client shall advise WFI's Authorized Representative of such request. WFI may perform Out-of-Scope Services at Client's request. In such event, Client and WFI shall execute an Out-of-Scope Work Authorization, in substantially the form attached as
Exhibit III, which shall include WFI's estimate of the number of hours needed to
-----------
perform the requested Out-of-Scope Services. WFI shall proceed to perform such Out-of-Scope Services, but only upon issuance by Client of an executed Change Order/Out-of-Scope Authorization Memorandum. WFI shall be compensated for Out-of-Scope Services and for reimbursable expenses associated therewith in accordance with the Hourly Rates as agreed upon by the Parties and set forth in
Exhibit I.
---------

ARTICLE IV.  DELIVERY AND ACCEPTANCE

     4.01.  Deliverables; Acceptance.  WFI shall deliver to Client all items,
            ------------------------
work product and completed Sites required to be delivered to Client under an applicable Work Order, including completion of all required inspections, walk-throughs and resolution of punch list items in accordance with the Scope of Services and Project Schedule, as may be adjusted from time to time (collectively, "Deliverables"), only after each of the following conditions has been met: (i) WFI has completed all Services assigned for such Site; (ii) Client has communicated to WFI Client's receipt and acceptance of such Services ("Acceptance"); (iii) Client has paid WFI in full for all Service Fees, whether milestone, lump-sum or hourly based, pursuant to the provisions of an applicable Work Order and this Agreement; and (iv) Client has reimbursed WFI for all reimbursable expenses, together with all associated pass-through fees as described in the Work Order or in this Agreement, as applicable.

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ARTICLE V.  WFI'S WARRANTIES AND RESPONSIBILITIES

     5.01.  General Warranty.  WFI warrants to Client that all Services shall
            ----------------
be performed (i) in accordance with generally accepted industry practices for similarly situated firms; (ii) in accordance with all federal, state and local laws, ordinances, regulations and codes (collectively, "Laws") applicable and in effect at or prior to the commencement of WFI's Warranty Period (as defined herein; and (iii) in a good and workmanlike manner. WFI's warranties made to Client hereunder shall be effective for a period of [***] days from the earlier of the date of (i) Client's Acceptance of the Deliverables; (ii) Client's first use of the Deliverables; (iii) the substantial completion or date of notice of completion of any work item, services rendered or Site (all as defined in the applicable Work Order); or (iv) the termination of this Agreement ("WFI's Warranty Period").

     5.02.  Correction of Nonconforming or Defective Services.  If Client
            -------------------------------------------------
notifies WFI in writing during WFI's Warranty Period that any part of the Services does not meet the standards specified in Section 5.01 (such notice to be provided no later than [***] after Client becomes aware of the nonconformity or defect), then WFI shall, at its own cost, promptly refinish, repair or replace, at its option, such nonconforming or defective part of the Services, within the original Scope of Services. If WFI does not promptly commence to correct any nonconforming or defective Services or any part thereof, Client shall give WFI at least [***] written notice prior to proceeding with any correction of nonconforming or defective Services that Client reasonably believes involves a warranty claim. If WFI fails to respond to such notice, Client may proceed with the correction of such nonconforming or defective Services and all reasonably incurred expenses of such correction shall be charged to WFI.

     5.03.  Wear and Tear. WFI does not warrant against and shall have no
            -------------
liability for the effects of ordinary wear and tear, erosion or corrosion, or inoperability of a Site due to faulty operations or maintenance by Client or its contractors, or conditions of service more severe than specified in the Scope of Services or other technical documents included with this Agreement. Further, WFI shall have no liability for defects in the Services unless Client demonstrates that the defect is not attributable to WFI's reliance upon or use of data, design criteria, drawings, specifications or other information furnished by Client.

     5.04.  Limitation of Warranty.  THE WARRANTIES CONTAINED IN THIS ARTICLE V
            ----------------------
ARE IN LIEU OF ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR PURPOSE OR OTHER WARRANTIES, EXPRESS OR IMPLIED, AND SHALL GOVERN AND SUPERSEDE ANY OTHER TERMS IN THIS AGREEMENT. Correction of nonconformities, in the manner and for the period of time provided above, shall constitute fulfillment of all liabilities of WFI and Client, whether based on contract, negligence or otherwise with respect to, or arising out of such Services as provided hereunder. Unless a statement in this Agreement is specifically identified as a warranty, the statements made in this Agreement by WFI relating to its Services are not warranties and do not form part of the basis of the bargain, but are merely made in the course of the negotiations of the Parties.

     5.05.  WFI's Authorized Representatives.  WFI shall assign an individual
            --------------------------------
to serve as Account Manager, and, upon issuance of a Work Order, shall appoint an individual to serve as WFI's Project Manager for the Services performed for Client on each project. Both the Account Manager and WFI's Project Manager shall be WFI's Authorized Representatives, authorized to act on WFI's behalf at all times with respect to the project and the terms and conditions of WFI's performance of Services hereunder. No individuals other than WFI's Authorized Representatives shall be authorized to act on WFI's behalf with respect to such terms and conditions, and Client shall not be entitled to rely on the representations of any other WFI employee, contractor or agent to vary the terms, conditions and obligations of the Parties under this Agreement or any Work Order issued hereunder.

     5.06.  WFI's Project Manager.
            ---------------------

            (a) WFI shall, upon issuance of a Work Order, appoint an individual to serve as WFI's Project Manager for the Services performed for Client on each project. WFI's Project Manager shall be WFI's Authorized Representative, authorized to act on WFI's behalf at all times with respect to the project. WFI's Project Manager's instructions, requests and decisions shall be binding upon WFI as to all matters pertaining to this Agreement and the performance by the Parties of their obligations hereunder, provided, however, that no
                                            --------

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amendment or modification of this Agreement shall be effected except by a written amendment or duly executed Change Order Out-of-Scope Authorization.

            (b) WFI's Project Manager shall consult with Client periodically and on a regularly scheduled basis, WFI's Project Manager shall deliver to Client no less frequently than monthly by the tenth (10th) day of each calendar month, a written report of progress on the project during the preceding month (each, a "Progress Report"). The Progress Report shall, in reasonable detail, report on all major material facets of activities and progress in the performance of the Services, indicating milestones reached and the occurrence of any special events or circumstances affecting or relating to the Services and project. Further, the Progress Report shall evaluate problems and deficiencies and describe any planned corrective action.

     5.07.  Project Schedule.  WFI shall prepare, in accordance with Client's
            ----------------
project objectives and provide to Client a Project Schedule, showing major and billable (if appropriate) milestones for the Services to be provided for the project, on a Site-by-Site basis if appropriate. The Project Schedule shall reflect the actual date of delivery of the applicable fully executed Work Order, which date shall be deemed the start date of the Services. It is expressly understood by both Parties that the Project Schedule may be adjusted during the project based on Changes, Force Majeure Events, lack of timely responses to WFI from Client or other unforeseen delays.

     5.08.  Staffing.  WFI shall commit to each project personnel as needed to
            --------
meet its obligations under this Agreement. A list of key personnel functions required for the project is attached hereto or may be agreed upon for, and attached to each Work Order. WFI warrants that the personnel assigned to the project ("Project Staff") shall have the requisite skill, expertise and experience to perform the Services in accordance with WFI's warranty for the Services set forth in Section 5.01(b) above. Project Staff shall be under the direct or indirect supervision of WFI's Project Manager, and Client shall bring to WFI's Project Manager exclusively any issues relating to the performance or attitude of Project Staff. WFI's Project Manager shall promptly address such issues and take appropriate corrective or disciplinary action.

     5.09.  Permits; Compliance with Laws.  For the duration of WFI's
            ------------------------------
performance of Services for the project, WFI shall:

            (a) Obtain, at its own expense, but with Client's reasonable assistance if necessary, all applicable permits and licenses required by any state or local government agency in order to lawfully perform the Services (collectively, "Permits"); and

            (b) Comply with the provisions of all Laws applicable to its performance of the Services.

     Client, however, assumes all responsibility for obtaining Permits and complying with Laws following Acceptance of any Site or Services from WFI.


ARTICLE VI.  CLIENT'S RESPONSIBILITIES

     6.01.  Appointment of Client's Authorized Representative.  Client shall
            -------------------------------------------------
promptly appoint an individual as Client's WFI's Authorized Representative, authorized to act on Client's behalf at all times with respect to the project. Client's Authorized Representative's instructions, requests and decisions shall be binding upon Client as to all matters pertaining to this Agreement and the performance by the Parties of their obligations hereunder, provided, however,
                                                           --------
that no amendment or modification of this Agreement shall be effected except by a written amendment or fully executed Change Order/Out-of-Scope Authorization.

     6.02.  Duties of Client's Authorized Representative.  Client's Authorized
            --------------------------------------------
Representative shall be WFI's and WFI's Authorized Representatives' primary point of contact with Client, and WFI shall be entitled to rely on Client's Authorized Representative's direction, requests, instructions and decisions as those of Client. Client's Authorized Representative shall promptly respond to all inquiries and requests for action by WFI's Project Manager or Project Staff related to the project and Services. Any unreasonable delay by Client in providing such responses shall be cause for delay and readjustment of the Project Schedule at Client's sole cost and with no effect on WFI's compensation hereunder.

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     6.03.  Client's Permits.  Client shall obtain at its own expense, but with
            ----------------
WFI's reasonable assistance if necessary, all applicable permits and licenses required by any federal, state or local government agency to be taken out in the name of Client in order to lawfully implement the project.

     6.04.  Environmental Conditions. Anything in this Agreement to the
            ------------------------
contrary notwithstanding, title to, ownership of and legal responsibility and liability for any Environmental Hazard shall at all times remain with Client, and WFI shall have no liability for the indemnification, treatment or handling of any Environmental Hazard. For purposes of this Agreement, the term "Environmental Hazard" means any existing or potentially hazardous or toxic substance, pollutant, contaminant or condition as defined or classified under applicable federal, state or local laws governing environmental matters and pertaining to any Site, which was not brought to the Site by WFI, including, without limitation, conditions requiring the preparation of any environmental impact statement under such laws.

     6.05.  Access.  Client shall provide WFI with access to any Site or
            ------
facility at all times as necessary for WFI's performance of Services.

ARTICLE VII.   CONTRACTORS

     7.01.  Contractors.  WFI may delegate to unaffiliated third party
            -----------
contractors ("Third Party Contractors") such duties as WFI deems necessary for the successful completion of Services performed for the project. WFI shall be responsible to Client for the completion of all work by Third Party Contractors. WFI may have portions of the Services performed by its affiliated entities or their employees, in which event WFI shall be solely responsible for such Services and Client shall look solely to WFI as if such Services were performed by WFI.

ARTICLE VIII.  DEFAULT, BREACH, TERMINATION AND SUSPENSION

     8.01.  Default by Client. Any of the following shall be deemed a default by
            -----------------
Client under this Agreement: Client's failure to: (i) timely pay undisputed invoiced fees and reimbursable expenses in accordance with the procedures set forth in this Agreement; and/or (ii) respond within a reasonable time to WFI's requests for required information or approval, thereby affecting WFI's ability to meet the Project Schedule. WFI shall promptly notify Client in writing of any such default and Client shall have [***] days after receipt of such written notice to cure such default. In the event that Client defaults as defined in subsection (i) above, WFI shall have the right to suspend its further performance of Services for Client under this Agreement and any Work Orders, until Client has cured such default. In the event of such suspension, the provisions of Section 8.05(a) below shall apply.

     8.02.  Default by WFI.  WFI's failure to timely or completely perform, in
            --------------
accordance with professional standards obtaining for similarly situated telecommunications outsourcing firms, the Services assigned to WFI pursuant to this Agreement and any fully executed Work Orders shall be a default hereunder. Client shall notify WFI in writing within [***] days after the occurrence of a default. WFI shall have [***] days after receipt of Client's written notice of default to cure such default.

     8.03.  Termination in Event of Default.  Either Party may terminate this
            -------------------------------
Agreement immediately upon written notice to the other Party under any of the following circumstances, each of which shall constitute a material breach of this Agreement: (i) the other Party fails to cure any default hereunder within the applicable notice and cure periods as provided in Sections 8.01 and 8.02 above; (ii) the other Party makes an assignment for the benefit of creditors (other than solely as an assignment of moneys due); (iii) the other Party becomes unable to pay its debts as they become due, unless assurance satisfactory to the terminating Party is provided within thirty (30) days of receipt of its notice of termination hereunder; or (iv) the other Party becomes the subject of a proceeding, whether voluntary or involuntary, under the bankruptcy or insolvency laws of the United States or any other jurisdiction, unless such proceeding is dismissed or withdrawn within forty-five (45) days of the non-defaulting Party's receipt of the defaulting Party's notice of termination hereunder.

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     8.04.  Procedure upon Expiration or Termination.
            ----------------------------------------

            (a) Upon the expiration or termination of this Agreement, WFI shall promptly return to Client, or destroy, as Client may direct, all of Client's property in WFI's possession. Each Party shall render to the other such reasonable assistance as may be necessary for the orderly continuation of the other Party's business.

            (b) If Client terminates this Agreement or a Work Order for any reason, WFI shall be entitled to payment and reimbursement, respectively, for its Services rendered and reasonable expenses incurred in connection with the project up until receipt of such notice. If the Services are compensated in accordance with a schedule of payment or performance milestones ("Fixed Fee Services"), then Client shall compensate WFI for all Services performed, whether or not milestones have been fully completed as of the date of termination. If this Agreement or any Work Order for Fixed Fee Services is terminated for any reason prior to the completion of all required milestones, WFI shall be entitled to: [***]. In the event that WFI terminates this Agreement, then, in addition to the compensation described in this Section 8.04(b), WFI shall be entitled to reimbursement of any reasonable expenditures (together with the administrative mark-up set forth in Exhibit I) incurred as a result of the premature wind-up of
                     ---------
WFI's work, including without limitation, any suspension or cancellation charges imposed by vendors, lessors and Third Party Contractors on the project. Under no circumstances shall WFI be required to reimburse Client for fees or expenses incurred in securing and compensating replacement providers of any of the Services.

     8.05.  Suspension of Services. Client may, at any time after WFI has begun
            ----------------------
to perform Services and for any reason, suspend performance of the Services or any portion thereof by giving written notice to WFI. Suspension shall continue for the period specified in Client's suspension notice (the "Suspension Period"), provided that no Suspension Period shall exceed [***]. Immediately
          --------
upon commencement of the Suspension Period, Client shall direct WFI to either demobilize its project team and wind up its performance of Services for the duration of the Suspension Period, or to keep the project team in place and available for remobilization at the conclusion of the Suspension Period.

            (a) If Client requests that WFI demobilize its project team and wind up performance of the Services, then WFI shall be paid for [***].

            (b) If Client suspends the Services, and requests that WFI keep its project team in place, then in addition to the compensation described in Section 8.05(a), Client shall pay WFI [***].

            (c) Upon Client's notification to WFI that Client wishes to end the Suspension Period and reactivate WFI's performance of the Services (i) Client shall compensate WFI [***].

            (d) If, at the end of the specified Suspension Period (or when the aggregate duration of all Suspension Periods equals or exceeds [***], Client has not requested WFI to resume performing the Services or has not notified WFI of any extension of the Suspension Period, WFI may elect to treat the suspension as a termination of the applicable Work Order or of the entire Agreement, effective as of the commencement date of the Suspension Period. In such event, WFI may immediately wind up all of its

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activities with respect to the terminated Services and Client shall compensate
WFI from the date of suspension in accordance with the provisions of Section 8.04(b).

ARTICLE IX. RELATIONSHIP OF PARTIES

     9.01.  Independent Contractor. WFI is and shall act as an independent
            ----------------------
contractor in the performance of its obligations under this Agreement. Notwithstanding the foregoing, both Parties acknowledge and agree that WFI employees, during the Initial Term and any Renewal Terms, shall be working at the direction and management of Client, however, WFI shall retain full control of and supervision over its own employees. WFI's personnel performing Services are agents, employees or contractors of WFI and are not employees of Client. Nothing herein shall be deemed to create any other relationship between the Parties, including, without limitation, a partnership, joint venture, employer-employee or attorney-client relation. WFI shall be solely liable for all matters relating to compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing its employees. WFI will honor Client's request for the removal of any particular WFI employee from the project for inadequate performance, qualifications ar attitude.

     9.02.  Solicitation of Employees.  WFI and Client agree that, during [***]
            -------------------------
neither Party shall solicit nor accept for employment any employees of the other who have worked on or performed Services in connection with the project, without first obtaining the other Party's express written consent.

     9.03. [***] During the Initial term, and throughout the duration of any renewals thereof, WFI [***]

ARTICLE X.  DISPUTE RESOLUTION

     10.01. Arbitration of Disputes.  All claims, whenever brought and whether
            -----------------------
between the Parties or between one of the Parties and the employees, agents or affiliated businesses of the other Party shall be resolved by binding arbitration in accordance with this Section; provided that the Parties have
                                             --------
first complied with the procedures of Sections 2.03(b) and Article VII, as applicable.

      (a) Prior to filing any claims for binding arbitration (as provided below), the Parties shall in good faith first negotiate a written resolution of such dispute or claim for a period not to exceed thirty (30) days from the date of receipt of a Party's request for such negotiation. Executives or managers of each Party who have the authorization to resolve any such dispute or claim shall conduct such negotiations. In the event the Parties cannot negotiate a written resolution to such dispute or claim during the thirty (30) day negotiation period provided hereunder, either Party may submit the matter to binding arbitration in accordance with the provisions of this Section.

      (b) A single, mutually agreeable arbitrator engaged in the practice of law and knowledgeable about telecommunications law and engineering practices shall conduct the arbitration in accordance with the then current commercial arbitration rule of the International Arbitration Association ("IAA"). The arbitration shall be conducted in Mexico, D.F.

      (c) All expedited procedures prescribed by the IAA shall apply. The arbitrator's decision shall state the reasoning by which the arbitrator determined the award. The arbitrator's decision shall be final and binding and judgment may be entered in any court having jurisdiction thereof.

      (d) Each Party shall pay its own costs and expenses incurred in connection with the arbitration, including legal fees, and each Party shall pay one-half the arbitrator's professional fees.

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ARTICLE XI.   INSURANCE

     11.01. Commencing on the Effective Date and throughout the term of this Agreement, WFI shall maintain; (a) comprehensive General Liability insurance coverage in an amount not less than $1,000,000 per occurrence for bodily injury or death, personal injury and property damage liability; (b) Workers Compensation coverage with statutory limits; and (c) Business Automobile Liability Insurance with a combined single limit, including owned and rented vehicles, of $1,000,000. WFI shall name Client as an additional insured and promptly provide Client with proof of coverage if requested by Client.

ARTICLE XII.   FORCE MAJEURE

     12.01. Neither Party shall be liable for any delay or failure in performing its obligations hereunder that is due to circumstances beyond such Party's reasonable control, including, but not limited to, acts of God, civil unrest, riots, war, fire, floods, explosions, inability to obtain required materials and strikes or other concerted acts of labor (each, a "Force Majeure Event"). Upon the occurrence of a Force Majeure Event, the Party whose performance is affected shall give written notice to the other Party describing the affected performance. The Parties shall promptly confer, in good faith, to agree upon equitable, reasonable action to minimize the impact of the condition on both Parties. The Party whose performance is affected shall use commercially reasonable efforts to minimize the delay caused by the Force Majeure Event and resume the affected performance. The Project Schedule shall be adjusted for the amount of time that the Force Majeure Event continues to affect performance.

ARTICLE XIII.  INDEMNIFICATION, LIMITATIONS AND RISK OF LOSS

     13.01.  WFI's General Indemnity.  WFI shall defend, indemnify and hold
             -----------------------
harmless Client and its affiliates and each of their respective successors, assigns, employees, agents, officers and directors (collectively, the "Client Indemnified Persons") from and against all damages, losses, costs and expenses (including attorneys' fees and expenses) (collectively, "Claims") resulting from the death or bodily injury to any person, or damage to any property or Site to the extent caused by the sole negligent, tortious or otherwise unlawful act, error or omission by WFI or contractors under WFI's direct supervision or control.

     13.02.  Client's General Indemnity.  Client shall defend, indemnify and
             --------------------------
hold harmless WFI and its affiliates and each of their respective successors, assigns, employees, agents, officers and directors (collectively, the "WFI Indemnified Persons") from and against all damages, losses, costs and expenses (including attorneys' fees and expenses) (collectively, "Claims") resulting from the death or bodily injury to any person, or damage to any property or Site to the extent caused by the sole negligent, tortious or otherwise unlawful act, error or omission by Client or contractors under Client's direct supervision or control.
     13.03.  General Limitation of Liability.  The Parties' rights, liabilities
             -------------------------------
and responsibilities with respect to the Services shall be exclusively those expressly set forth in this Agreement. NEITHER PARTY SHALL BE RESPONSIBLE OR HELD LIABLE TO THE OTHER FOR CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, WHICH SHALL INCLUDE, WITHOUT LIMITATION: LOSS OF PROFITS, INTEREST, PRODUCT OR SERVICE, BUSINESS INTERRUPTION, COSTS OF REPLACEMENT SERVICES, AND INCREASED COSTS OF OPERATION, MAINTENANCE OR STAFFING. Notwithstanding anything that may appear to the contrary herein, in no event shall WFI be liable in the aggregate for more than WFI actually received from Client under this Agreement.

     13.04.  Waivers and Amendments.  Either Party's waiver of any default by
             ----------------------
the other Party shall not be deemed a waiver of any other default. No provision of this Agreement shall be deemed waived, amended or modified by either Party, unless such waiver, amendment or modification is in writing and signed by an authorized representative of each Party.

ARTICLE XIV.  INTELLECTUAL PROPERTY

     14.01. Ownership of Data Products and Software.  All data products
            ---------------------------------------
purchased for a project shall be the property of Client. All licensed software used by WFI in the performance of Services is and shall remain the property of WFI unless purchased by Client on a pass-through basis in accordance with
Exhibit I attached hereto.  WFI shall own exclusively the rights to any
---------
software, program, algorithm or other copyrightable material (collectively, "Material") that was owned by or licensed to WFI prior to its execution of this Agreement, regardless of the use or presence of such Material in the creation of any work product or deliverable for Client, unless the Parties agree otherwise in writing.

     14.02. Confidential Information.  Each Party may make available to the
            ------------------------
other access to certain trade secrets and other confidential technical, business and financial information, including the contents of this Agreement and the Exhibits thereto (collectively, "Confidential Information"). So long as and to the extent that Confidential Information is clearly and identifiably marked "Confidential" or "Proprietary" (if in tangible form) or is not generally available to the public from other sources, each Party shall safeguard such Confidential Information in the manner in which it safeguards its own confidential information, and shall not disclose Confidential Information to its employees, contractors and agents, except to the extent necessary to enable it to fulfill its obligations under this Agreement. The obligations of this Section
14.02 shall survive for [***] after the termination or expiration of this Agreement.

ARTICLE XV.   GENERAL PROVISION

     15.01. Governing Law: Consent to Jurisdiction and Venue.  Except as may
            ------------------------------------------------
apply to claims submitted to arbitration under Article X, this Agreement shall be construed in accordance with the laws of the Mexican United States, irrespective of conflict of law principles. Each Party hereby agrees to submit to the in personam jurisdiction of and consents to venue in the courts in
       -----------
Mexico, D.F. for any suit, action or proceeding between the Parties that arises out of this Agreement or the Parties' performance of their obligations hereunder, and expressly agrees to waive any defenses thereto.

     15.02. Severability.  If any provision or any part of a provision of this
            ------------
Agreement shall be held invalid or unenforceable, then the remaining portions of that provision and the remainder of the Agreement shall be construed as if not containing the particular invalid or unenforceable provision or portion thereof, and the rights and obligations of each Party shall be construed and enforced accordingly.

     15.03. Survival.  The terms, conditions and warranties contained in this
            --------
Agreement that by their sense and context are intended to survive the termination or expiration of this Agreement shall so survive; including, without limitation, the provisions of Articles [***].

     15.04. Assignment.  This Agreement is binding upon and inures to the
            ----------
benefit of the Parties and their respective permitted successors and assigns. A Party may assign its rights and/or delegate its duties under this Agreement to a third party only with the prior written consent of the other Party, except that an assignment to a third party that controls, is controlled by, is under common control with, or is the legal successor of the assigning Party, shall not require such consent. Any assignment of rights or delegation of duties under this Agreement by a Party will not release that Party from its obligations hereunder.

     15.05. Entire Agreement: Modifications.  This Agreement, including the
            -------------------------------
Exhibits attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof as of the Effective Date with respect to the Services. All prior and contemporaneous agreements, representations, statements, negotiations and understanding, whether written or oral, are superseded by this Agreement. This Agreement may be modified only in a written document signed by both Parties.

     15.06. Headings: Construction: Incorporation or Recitals.  The headings of
            -------------------------------------------------
the sections of this Agreement are inserted for convenience only and are not intended to affect its meaning or interpretation. In this Agreement, the singular shall apply to the plural and the plural to the singular, unless the context clearly indicates otherwise. The recitals set forth in the beginning of this Agreement are hereby incorporated and

* Confidential Treatment Requested
made a material part hereof. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

     15.07. Further Assurances.  The Parties shall execute and deliver such
            ------------------
further documents and instruments and perform such further acts as may be reasonably be required to carry out the intent and purposes of this Agreement.

     15.08. Jointly Drafted; Counsel.  This Agreement shall be deemed drafted by
            ------------------------
both Parties and, in the event of a dispute, shall not be construed against either Party. Each Party acknowledges that it has had opportunity to consult with counsel of its own choosing prior to entering into this Agreement.

     15.9.  Authorized Signature.  Each Party represents to the other that the
            --------------------
person signing this Agreement on its behalf is duly and fully authorized to bind such Party to all of its obligations herein.

     15.10. Notices. Except as otherwise provided herein, all notices or other
            -------
communications to be given by either Party to the other shall be deemed duly given when made in writing and delivered in person or when deposited in the United States mail, postage prepaid, certified, return receipt requested or sent via confirmed facsimile, and addressed as follows:

            If to WFI:
            ---------

            Jay Tayebi, Executive Officer
            WFI de Mexico, S. de R.L. de C.V.
            Goethe 40 Esq. Darwin
            Col. Anzures, 11560 Mexico D.F.
            Telephone: (525)203-9830
            Fax: (525)203-1270


            If to Client:
            ------------

            Lic. Ricardo Arguijo Sverdrup
            Ericsson Telecom, S.A. de C.V.
            Via Dr. Gustavo Baz No. 2160
            Fraccionamiento Industrial La Loma,
            Tlalnepantla, Estado de Mexico, C.P. 54060
            Telephone: (525)726-2170
            Fax: (525)397-7721

     A Party may change its notice address by notifying the other in accordance with this Section.

     15.11. Exhibits. The following Exhibits are attached hereto and
            --------
incorporated herein:

            Exhibit I:   Hourly Rates, Expense Reimbursement and Invoice
                         Schedule

            Exhibit II:  Sample Work Order

            Exhibit III: Sample Change Order/Out-of-Scope Work Authorization

            Exhibit IV:  Staffing Schedule

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ERICSSON TELECOM, S.A. DE C.V.         WFI DE MEXICO, S. DE R.L. DE C.V.



------------------------------         ---------------------------------
Lic. Ricardo Arguijo Sverdrup          Jay Tayebi
Legal Counsel                          Executive Officer
Date: 04 August 1999                   Date: 04 August 1999

                                   Exhibit I
                                      to
                           Master Services Agreement
 Between Ericsson Teleema, S.A. de C.V. and WFI de Mexico, S. de R.L. de C.V.

           Hourly Rates, Expense Reimbursement and Invoice Schedule
           --------------------------------------------------------

Hourly Rates
------------

The Hourly Rates set forth below shall apply to all Services performed by WFI, unless a Work Order specifically states otherwise. For all Services performed by WFI that are in addition to those described in any particular executed Work Order ("Out-of-Scope Services"), Client shall compensate WFI on an hourly basis in accordance with the rates set forth in the table below. WFI may invoice Client monthly for all hourly-billed Services and for any Out-of-Scope Services rendered the previous period. ALL RATES ARE QUOTED IN U.S. DOLLARS, BUT SHALL BE PAID IN MEXICAN PESOS IN ACCORDANCE WITH SECTION 2.03 OF THE MASTER SERVICES AGREEMENT.

===========================================================================
Senior System Engineer                                $ [***]      $  [***]
---------------------------------------------------------------------------
Senior Network Engineer                               $ [***]      $  [***]
---------------------------------------------------------------------------
System Engineer                                       $ [***]      $  [***]
---------------------------------------------------------------------------
Field Engineer                                        $ [***]      $  [***]
---------------------------------------------------------------------------
Hardware/Software Engineer                            $ [***]      $  [***]
---------------------------------------------------------------------------
Senior Project Manager                                $ [***]      $  [***]
---------------------------------------------------------------------------
Project Manager                                       $ [***]      $  [***]
---------------------------------------------------------------------------
Construction Manager                                  $ [***]      $  [***]
---------------------------------------------------------------------------
Project Controls Manager                              $ [***]      $  [***]
---------------------------------------------------------------------------
Engineering Manager                                   $ [***]      $  [***]
---------------------------------------------------------------------------
Senior Construction Engineer                          $ [***]      $  [***]
---------------------------------------------------------------------------
Senior Project Controls Engineer                      $ [***]      $  [***]
---------------------------------------------------------------------------
Senior Engineer -- Design Review                      $ [***]      $  [***]
---------------------------------------------------------------------------
Technicians                                           $ [***]      $  [***]
---------------------------------------------------------------------------
Document Controls                                     $ [***]      $  [***]
---------------------------------------------------------------------------
Network Engineering Consulting - Manager              $ [***]      $  [***]
---------------------------------------------------------------------------
Network Engineering Consulting -- Sr. Engineer        $ [***]      $  [***]
---------------------------------------------------------------------------
Network Engineering Consulting -- Design Engineer     $ [***]      $  [***]
---------------------------------------------------------------------------
Network Engineering Consulting -- Assoc. Engineer     $ [***]      $  [***]
---------------------------------------------------------------------------
Network Engineering Consulting -- Technician          $ [***]      $  [***]
---------------------------------------------------------------------------
Civil Works Supervisor                                $ [***]      $  [***]
---------------------------------------------------------------------------
Fields Administrator                                  $ [***]      $  [***]
---------------------------------------------------------------------------
Logistics Manager                                     $ [***]      $  [***]
---------------------------------------------------------------------------
Field Commissioning Technicians                       $ [***]      $  [***]
===========================================================================

Additional Per Diem and Living Expenses.  [***]
---------------------------------------

* Confidential Treatment Requested

                                   Exhibit I
                                      to
                           Master Services Agreement

Expense Summary
---------------

The Hourly Rates are inclusive of expense categories indicated with an "X" in the table below. Unmarked expense categories are considered pass-through expenses to be reimbursed at WFI's cost plus a [***]% administrative fee. WFI may invoice Client monthly for reimbursable pass-through expenses and administrative fees.

                                                                        Mexican
     Expense Category                                   Expatriates    Nationals
     ---------------------------------------------------------------------------
     Travel Expenses                                      [***]          [***]
     ---------------------------------------------------------------------------
     Project Administrative Tasks                         [***]          [***]
     ---------------------------------------------------------------------------
     Office Space                                         [***]          [***]
     ---------------------------------------------------------------------------
     Profit                                               [***]          [***]
     ---------------------------------------------------------------------------
     Corporate G&A Expense                                [***]          [***]
     ---------------------------------------------------------------------------
     Taxes                                                [***]          [***]
     ---------------------------------------------------------------------------
     Business Entertainment                               [***]          [***]
     ---------------------------------------------------------------------------
     Postage                                              [***]          [***]
     ---------------------------------------------------------------------------
     Small Tools                                          [***]          [***]
     ---------------------------------------------------------------------------
     Telecommunications Expense                           [***]          [***]
     ---------------------------------------------------------------------------
     Licenses and Permits                                 [***]          [***]
     ---------------------------------------------------------------------------
     Import Taxes                                         [***]          [***]
     ---------------------------------------------------------------------------
     Tax Expense                                          [***]          [***]
     ---------------------------------------------------------------------------
     Telephone                                            [***]          [***]
     ---------------------------------------------------------------------------
     Local Transportation                                 [***]          [***]
     ---------------------------------------------------------------------------
     Computers - Laptops (including Microsoft Office
     and Windows 95 or Windows 98 software)               [***]          [***]
     ---------------------------------------------------------------------------
     Office Equipment                                     [***]          [***]
     ---------------------------------------------------------------------------
     Expendables                                          [***]          [***]
     ---------------------------------------------------------------------------
     Utilities                                            [***]          [***]
     ---------------------------------------------------------------------------
     Office Security                                      [***]          [***]
     ---------------------------------------------------------------------------

* Confidential Treatment Requested

                                  Exhibit II
                                      to
                           Master Services Agreement
   Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, de R.L. de C.V.


                               Sample Work Order
                               -----------------

WORK ORDER NO.:___

DATE:____________, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of Master Services Agreement (the "Agreement") dated ________________, 1999 by and between Ericsson Telecom. S.A. de C.V. ("Client") and WFI de Mexico, S. de R.L. de C.V. and its affiliates ("WFI") and according to the following terms:

1. ASSIGNMENT: The following illustrates the Services and specific tasks to be performed by WFI:

             [Description of Services and tasks--See attachments]

2. SERVICES FEES AND REIMBURSEMENT OF EXPENSES: Client shall compensate WFI for the Services [at a per-site rate of $____ or in accordance with the hourly rates set forth in Exhibit I to the Agreement]. Client shall pay Service Fees for Out-of-Scope Services, reimbursable expenses (together with applicable administrative fees) and Materials Management Services, if any, (together with applicable administrative fees) in accordance with
     Exhibit I of the Agreement.

3. INVOICING SCHEDULE: WFI shall invoice Client for Service Fees [in accordance with the schedule of Payment Milestones per Attachment ___ to this Work Order/set forth in the table below or monthly for Services billed at the hourly rates set forth in Exhibit I to the Agreement]. WFI shall
                                      ---------
     invoice Client for Service Fees for Out-of-Scope Services, reimbursable expenses (together with applicable administrative fees) in accordance with
     Exhibit I of the Agreement.
     ---------

4. PAYMENT OF INVOICES: All invoices shall be due and payable by Client in accordance with the terms set forth in Section 2.03(b) of the Agreement.

5. COMMENCEMENT OF SERVICES: WFI shall initiate performance of the Services (in accordance with the Project Schedule) immediately upon full execution of this Work Order.

6. MASTER SERVICES AGREEMENT: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder: however, in case of conflict, the terms of this Work Order shall govern.

ERICSSON TELECOM, S.A. DE C.V.              WFI DE MEXICO, S. DE R.L. DE C.V.

By:                                         By: /s/ ILLEGIBLE SIGNATURE
   ---------------------------                 --------------------------------

Name:                                       Name:
     -------------------------                   ------------------------------

Title:                                      Title:
      ------------------------                    -----------------------------

Date:                                       Date:
     -------------------------                   -------------------------------

                                  Exhibit III
                                      to
                           Master Services Agreement
 Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, S. de R.L. de C.V.

                Sample Change Order/Out-of-Scope Authorization
                ----------------------------------------------
                              (Attach to Invoice)

CHANGE ORDER/OUT-OF-SCOPE
AUTHORIZATION NUMBER: ___________________      SITE NAME: __________________________

DATE: __________________, 1999                 SITE NUMBER: ______________________
                                               (Attach list if multiple sites are affected)

EFFECT ON PROJECT SCHEDULE:  ___YES   ___NO (If Yes, attach revised Project Schedule)

WFI has been requested to perform the following services in the nature of Changes or Out-of-Scope Services:

  _______________________________________________________________________
   [description of services]




  _______________________________________________________________________

Estimated number of hours required to perform above services:

     __________________________________________________________________
     Job Category              Estimated              Hourly Rate
                             No. of Hours
     __________________________________________________________________
                                                       $
     __________________________________________________________________
                                                       $
     __________________________________________________________________
                                                       $
     __________________________________________________________________
     Estimated Total Cost                              $
     __________________________________________________________________

Should WFI spend less time to perform the services required, you will, of course, be billed for the lower number of hours at the rates set forth. We will advise you if WFI estimates that more time may be required to perform these services, so that we can reestablish the Project Schedule and estimated cost figures.

Expenses shall be reimbursed in accordance with the provisions of the Master Services Agreement.

This Change Order/Out-of-Scope Authorization is issued subject to and hereby incorporates by reference the Master Services Agreement (including Exhibits thereto) and all applicable Work Orders issued thereunder. In case of conflict, this Change Order/Out-of-Scope Authorization shall control.

Accepted & Approved:

ERICSSON TELECOM, S.A. DE C.V.:                     WFI Project Manager: ______________________

By: ___________________________________             Date: _____________________________________

Name and Title: _______________________             WFI Functional Manager: ___________________

Date: _________________________________             Date: _____________________________________

                                  Exhibit IV
                                      to
                           Master Services Agreement
 Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, S. de R.L. de C.V.

                               Staffing Schedule
                               -----------------


WFI's Account Director: Jose Ruiz-de-Chavez

WFI's Project Manager: Per Work Order


                       Project Staff (by job category):
                        -------------------------------

                                Per Work Order

                           Master Services Agreement
 Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, S. de R.L. de C.V.


       Work Order for Engineering Services on a time and Materials Basis
       -----------------------------------------------------------------

WORK ORDER NO.: 1
DATE: August 4, 1999
NOT-TO-EXCEED VALUE: $2,236,300

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of Master Services Agreement (the "Agreement") by and between Ericsson Telecom, S.A. de C.V. ("Client") and WFI de Mexico, S. de R.L. de C.V. and its affiliates ("WFI") and according to the following terms. This Work Order will cover the period from May 24, 1999 through December 31, 1999.

1. Assignment and Service Fees: The Services to be undertaken under this Work Order shall be performed by WFI personnel under the direction of Client Project Management on a "Time and Materials" basis. Exhibit I to the Agreement contains WFI's labor categories and the hourly rates charged for each category. Client will select WFI personnel to perform Services who fall into one of these labor categories, determine the Services that each WFI employee selected by Client will provide, and specify the schedule within which Services will begin and be completed. As Client's needs for the project change, EM shall be entitled to make any changes at any time at its sole discretion during which Services are being performed.

2.  Expenses and Billing:

Billing per person shall be based on actual hours worked.

The Hourly Rates and per diem and living expenses, including car allowance, shown in Exhibit I of the Agreement will apply for the duration of this Work Order. Such rates are subject to annual review and adjustment in accordance with the terms of the Agreement. Client will reimburse WFI for actual airfare to the market where the Services are performed at WFI's cost plus a [***]% mark-up but only for amounts and levels that Client considers to be reasonable, standard, and customary for the environment and business in which Client operates.

WFI shall notify Client in writing, once its total billing for Services performed under this Work Order reaches [***]% of the Work Order Not-to-Exceed Value.

In performing the services covered under this Work Order.

         .  Client will furnish to WFI:
            [***]

         .  WFI shall furnish:
            [***]

* Confidential Treatment Requested

                           Master Services Agreement
 Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, S. de R.L. de C.V.

       Work Order for Engineering Services on a Time and Materials Basis
       -----------------------------------------------------------------

WFI personnel shall submit weekly time sheets to Client's Technical Lead(s) to whom they report. The Client Technical Lead(s) will review them and, if acceptable, shall return them to WFI as approved for inclusion by WFI in its invoice to Client.

All invoices shall be due and payable by Client in accordance with the terms set forth in Section 2.03(b) of the Agreement.

3. Further detail regarding services to be provided and related deliverable to be produced under this Work Order will be specified by Client on an as-needed basis.

4.  Points of Contact for this Work Order are:

    Technical Lead
    --------------
    Bill Mazilly, Senior Director-Project Management,
    858.332.5250 (phone-US)
    858.332.7177 (fax-US)
    525.100.0905 (phone-Mex.)

    WFI Point of Contact
    --------------------
    Jay Tayebi, Executive Officer
    525-203-9830 (phone-Mex.)

5. Commencement of Services: WFI shall initiate performance of the Services immediately upon full execution of this Work Order.

6. Master Services Agreement: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

ERICSSON TELECOM, SA de CV                 WFI de MEXICO, S. de R.L. de CV

By:/s/   illegible signature                By:  /s/ JAY TAYEBI
   -------------------------------              -------------------------------

Name:   illegible signature                Name:      JAY TAYEBI
     -----------------------------              -------------------------------

Title: Legal Counsel                       Title: Executive Officer
      ----------------------------               ------------------------------

Date:  August 4, 1999                      Date:     August 4, 1999
      ----------------------------               ------------------------------

* Confidential Treatment Requested

                           Master Services Agreement
 Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, S. de R.L. de C.V.


    Work Order for Turnkey RF Engineering Services for 414 Sites (Phase 2)
    ----------------------------------------------------------------------

WORK ORDER NO.:2a
DATE: August 4, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of Master Services Agreement (the "Agreement") dated ________, 1999 by and between Ericsson Telecom, S.A. de C.V. ("Client") and WFI de Mexico, S. de R.L. de C.V. and its affiliates ("WFI") and according to the following terms:

1.  Assignment:

WFI shall perform turnkey RF Engineering, Optimization and Equipment services (collectively, the "Services") at Client's direction, for 414 sites in Client's CDMA Network Deployment project in Ensenada, Mexicali and Chapala, Mexico, as described in the Request for Proposal dated __________, 1999, issued by Qualcomm Wireless Services Mexico, S.A. de C.V., Client's predecessor in interest.

2.  Fees and Expenses:

Client shall pay to WFI the fixed prices per site as follows:

         RF Engineering            $ [***]
         Optimization              $ [***]
         Equipment                 $ [***]
                                   -------
         Total Fixed Fee per Site  $ [***]

WFI shall notify Client in writing, once its total billing for Services performed under this Work Order reaches [***]% of the Work Order Not-to-Exceed Value.

[***]

         .  Client will furnish to WFI:
               [***]

         .  WFI shall furnish [***]

* Confidential Treatment Requested

                           Master Services Agreement

  Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, S.de R.L. de C.V.


    Work Order for Turnkey RF Engineering Services for 414 Sites (Phase 2)
    ----------------------------------------------------------------------

WFI personnel shall submit weekly time sheets to Client's Technical Lead(s) to whom they report. The Client Technical Lead(s) will review them and, if acceptable, shall return them to WFI as approved for inclusion by WFI in its invoice to Client.

Further detail regarding services to be provided and related deliverables to be produced under this Work Order will be specified by Client on an as-needed basis.

3.  Points of Contact for this Work Order are:

Technical Lead
--------------
Bill Mazilly, Senior Director-Project Management
858.332.5250 (phone-US)
858.332.7177 (fax-US)
525.100.0905 (phone-Mex.)

WFI Point of Contact
--------------------
Jay Tayebi, Executive Officer
525-203-9830 (phone-Mex.)

4. Payment of Invoices: All invoices shall be due and payable by Client in accordance with the terms set forth in Section 2.03(b) of the Agreement.

5. Duration of Services: The pricing indicated for the above-described Services is expressly based on the assumption that the Project will continue for a period of [***] from the date that Client gives WFI its Notice to Proceed with the Services under this Work Order. If the Project requires that the Services be performed for longer than such [***] period, then all Services performed after the conclusion of such period will be billed on a time and materials basis in accordance with the terms set forth in Exhibit I of the Agreement.

6. Commencement of Services: WFI shall initiate performance of the Services immediately upon full execution of this Work Order.

7. Master Services Agreement: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


ERICSSON TELECOM, SA de CV             WFI de MEXICO, S de RL de CV

By: /s/ illegible signature           By: /s/ JAY TAYEBI
    ----------------------                 ------------------------
Name:   illegible signature           Name: Jay Tayebi
      --------------------                   ----------------------
Title: Legal Counsel                   Title: Executive Officer
       -------------------                    ---------------------
Date: August 4, 1999                   Date: August 4, 1999
      --------------------                   ----------------------

* Confidential Treatment Requested

                           Master Services Agreement
 Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, S. de R.L. de C.V.

    Work Order for Construction Management Services for 414 Sites (Phase 2)
    -----------------------------------------------------------------------

WORK ORDER NO.: 2b
DATE: August 4, 1999

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of Master Services Agreement (the "Agreement") dated __________, 1999 by and between Ericsson Telecom, S.A. de C.V. ("Client") and WFI de Mexico, S. de R.L. de C.V. and its affiliates ("WFI") and according to the following terms:

1.  Assignment:

WFI shall perform construction management and quality control services (collectively, the "Services") at Client's direction, for telecommunications sites in Client's CDMA Network Deployment project for Pegaso PCS. SA de CV in Mexico (the "Project"). The Services shall include the following activities:

 .  Participate in Project construction meetings
 .  Participate in site audit with Alcatel (equipment vendor) Site Acquisition team
 .  Initiate memoranda regarding outstanding issues related to construction to
   Client
 .  Revise work quantities and site cost estimates with Alcatel
 .  Update Ericsson/Pegaso Construction Tracking Sheet
 .  Review construction drawings for acceptance and accuracy
 .  Conduct internal safety meetings relevant to the Project
 .  Perform quality assurance oversight on all sites under construction
 . Document deficiencies noted on punch list or site acceptance checklist for sites that are substantially complete

2.  Fees and Expenses:

Client shall pay to WFI a fixed price per site for the Services, with pricing to vary depending upon the number of WFI personnel deployed, as shown below. Prior to execution and delivery of this Work Order, Client and WFI shall agree on the number of people to be deployed for the Project.

                   Number Deployed     Per Site Fee
                   --------------------------------
                   [***] people           $[***]
                   --------------------------------
                   [***] people           $[***]
                   --------------------------------

WFI shall notify Client in writing, once its total billing for Services performed under this Work Order reaches [***]% of the Work Order Not-to-Exceed Value.

[***]

                           Master Services Agreement
 Between Ericsson Telecom, S.A. de C.V. and WFI de Mexico, S. de R.L. de C.V.

    Work Order for Construction Management Services for 414 Sites (Phase 2)
    -----------------------------------------------------------------------

[***]

 .  Client will furnish to WFI:
     [***]

 .  WFI shall furnish [***].

Further detail regarding services to be provided and related deliverables to be produced under this Work Order will be specified by Client on an as-needed basis.

3. Duration of Services: The pricing indicated for the above-described Services is expressly based on the assumption that the Project will continue for a period of [***] from the date that Client gives WFI its Notice to Proceed with the Services under this Work Order. If the Project requires that the Services be performed for longer than such [***] period, then all Services performed after the conclusion of such period will be billed on a time and materials basis in accordance with the terms set forth in Exhibit I of the Agreement.

4.  Points of Contact:  Points of Contact for this Work Order are:

    Technical Lead
    --------------
    Bill Mazilly, Senior Director-Project Management
    858.332.5250 (phone-US)
    858.332.7177 (fax-US)
    525.100.0905 (phone-Mex.)

    WFI Point of Contact
    --------------------
    Jay Tayebi, Executive Officer
    525-203-9830 (phone-Mex.)

5. Payment of Invoices: All invoices shall be due and payable by Client in accordance with the terms set forth in Section 2.3(b) of the Agreement.

6. Commencement of Services: WFI shall initiate performance of the Services immediately upon full execution of this Work Order.

7. Master Services Agreement: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

ERICSSON TELECOM, SA de CV             WFI de MEXICO, S de RL de CV

By: /s/ illegible signature            By: /s/ JAY TAYEBI
    -----------------------                ------------------------
Name: illegible signature              Name: Jay Tayebi
      ---------------------                  ----------------------
Title: Legal Counsel                   Title: Executive Officer
       --------------------                   ---------------------
Date: August 4, 1999                   Date: August 4, 1999
      ---------------------                  ----------------------

* Confidential Treatment Requested

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